Quarterly Holdings Report
for
Fidelity Flex® Freedom Blend Funds
Fidelity Flex® Freedom Blend 2035 Fund
June 30, 2024
Z35-NPRT1-0824
1.9884242.107
U.S. Treasury Obligations - 0.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.31% to 5.32% 8/29/24 to 9/5/24 (b) (Cost $148,689)	150,000	148,689

Domestic Equity Funds - 40.9%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	408,032	8,058,640
Fidelity Series Commodity Strategy Fund (c)	7,123	692,893
Fidelity Series Large Cap Growth Index Fund (c)	224,582	5,183,354
Fidelity Series Large Cap Stock Fund (c)	229,439	5,263,340
Fidelity Series Large Cap Value Index Fund (c)	597,078	9,356,206
Fidelity Series Small Cap Core Fund (c)	14,673	169,029
Fidelity Series Small Cap Opportunities Fund (c)	113,209	1,691,338
Fidelity Series Value Discovery Fund (c)	225,706	3,453,296
TOTAL DOMESTIC EQUITY FUNDS (Cost $25,993,974)		33,868,096

International Equity Funds - 33.5%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	117,764	1,777,058
Fidelity Series Emerging Markets Fund (c)	202,177	1,862,051
Fidelity Series Emerging Markets Opportunities Fund (c)	395,760	7,444,246
Fidelity Series International Growth Fund (c)	249,860	4,577,432
Fidelity Series International Index Fund (c)	138,977	1,724,708
Fidelity Series International Small Cap Fund (c)	69,580	1,186,333
Fidelity Series International Value Fund (c)	365,135	4,615,304
Fidelity Series Overseas Fund (c)	325,755	4,583,371
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $23,461,620)		27,770,503

Bond Funds - 25.3%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	3,343	32,358
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	90,365	689,488
Fidelity Series Corporate Bond Fund (c)	276,396	2,526,261
Fidelity Series Emerging Markets Debt Fund (c)	53,659	419,078
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	14,386	127,320
Fidelity Series Floating Rate High Income Fund (c)	8,139	73,088
Fidelity Series Government Bond Index Fund (c)	428,392	3,872,662
Fidelity Series High Income Fund (c)	50,491	425,135
Fidelity Series International Credit Fund (c)	6	51
Fidelity Series International Developed Markets Bond Index Fund (c)	303,825	2,597,706
Fidelity Series Investment Grade Bond Fund (c)	384,637	3,800,212
Fidelity Series Investment Grade Securitized Fund (c)	279,973	2,460,959
Fidelity Series Long-Term Treasury Bond Index Fund (c)	707,620	3,884,834
Fidelity Series Real Estate Income Fund (c)	8,154	79,008
TOTAL BOND FUNDS (Cost $21,951,980)		20,988,160

Short-Term Funds - 0.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (d) (Cost $87,071)	87,054	87,071

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $71,643,334)	82,862,519
NET OTHER ASSETS (LIABILITIES) - 0.0%	844
NET ASSETS - 100.0%	82,863,363

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	3	Sep 2024	163,230	(185)	(185)

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	29	Sep 2024	3,189,547	20,757	20,757
CBOT 5-Year U.S. Treasury Note Contracts (United States)	18	Sep 2024	1,918,406	9,588	9,588

TOTAL TREASURY CONTRACTS					30,345

TOTAL PURCHASED					30,160

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	4	Sep 2024	1,104,300	(1,816)	(1,816)

TOTAL FUTURES CONTRACTS					28,344
The notional amount of futures purchased as a percentage of Net Assets is 6.3%
The notional amount of futures sold as a percentage of Net Assets is 1.3%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $148,689.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	68,096	221,536	202,563	1,044	2	-	87,071	0.0%
Total	68,096	221,536	202,563	1,044	2	-	87,071

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	31,115	1,470	658	16	1	430	32,358
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	501,809	193,639	10,081	198	17	4,104	689,488
Fidelity Series Blue Chip Growth Fund	7,496,496	274,898	405,480	-	55,600	637,126	8,058,640
Fidelity Series Canada Fund	1,784,293	84,111	63,776	-	(899)	(26,671)	1,777,058
Fidelity Series Commodity Strategy Fund	529,444	169,887	20,069	-	505	13,126	692,893
Fidelity Series Corporate Bond Fund	2,458,430	146,118	57,728	27,734	(227)	(20,332)	2,526,261
Fidelity Series Emerging Markets Debt Fund	406,722	22,155	7,239	6,161	(8)	(2,552)	419,078
Fidelity Series Emerging Markets Debt Local Currency Fund	127,115	4,072	1,843	-	(23)	(2,001)	127,320
Fidelity Series Emerging Markets Fund	1,778,062	61,452	67,139	-	1,591	88,085	1,862,051
Fidelity Series Emerging Markets Opportunities Fund	7,136,426	246,156	316,876	-	11,256	367,284	7,444,246
Fidelity Series Floating Rate High Income Fund	70,428	4,534	1,316	1,626	(3)	(555)	73,088
Fidelity Series Government Bond Index Fund	3,600,024	350,445	60,605	30,412	(264)	(16,938)	3,872,662
Fidelity Series Government Money Market Fund 5.42%	371	1	372	1	-	-	-
Fidelity Series High Income Fund	411,905	22,232	7,107	6,529	(5)	(1,890)	425,135
Fidelity Series International Credit Fund	51	-	-	1	-	-	51
Fidelity Series International Developed Markets Bond Index Fund	2,430,149	258,426	41,099	28,425	(356)	(49,414)	2,597,706
Fidelity Series International Growth Fund	4,476,961	262,932	89,960	-	(782)	(71,719)	4,577,432
Fidelity Series International Index Fund	1,694,967	76,137	40,390	-	(394)	(5,612)	1,724,708
Fidelity Series International Small Cap Fund	1,194,376	43,598	19,742	-	(31)	(31,868)	1,186,333
Fidelity Series International Value Fund	4,498,326	233,120	131,844	-	3,320	12,382	4,615,304
Fidelity Series Investment Grade Bond Fund	3,623,228	260,447	59,912	39,488	(256)	(23,295)	3,800,212
Fidelity Series Investment Grade Securitized Fund	2,386,117	137,780	47,745	25,818	(164)	(15,029)	2,460,959
Fidelity Series Large Cap Growth Index Fund	4,749,291	185,991	142,461	8,513	92	390,441	5,183,354
Fidelity Series Large Cap Stock Fund	5,031,333	186,001	188,953	-	23,365	211,594	5,263,340
Fidelity Series Large Cap Value Index Fund	8,994,135	704,235	147,555	-	(934)	(193,675)	9,356,206
Fidelity Series Long-Term Treasury Bond Index Fund	4,194,061	258,472	466,688	34,202	(51,774)	(49,237)	3,884,834
Fidelity Series Overseas Fund	4,487,445	236,628	140,833	-	(959)	1,090	4,583,371
Fidelity Series Real Estate Income Fund	76,111	4,140	1,316	1,232	(4)	77	79,008
Fidelity Series Small Cap Core Fund	90,295	80,649	-	766	-	(1,915)	169,029
Fidelity Series Small Cap Opportunities Fund	2,224,405	64,585	547,149	-	93,552	(144,055)	1,691,338
Fidelity Series Treasury Bill Index Fund	1,156	3	1,159	2	-	-	-
Fidelity Series Value Discovery Fund	3,321,591	301,528	55,533	-	(738)	(113,552)	3,453,296
	79,806,638	4,875,842	3,142,628	211,124	131,478	955,429	82,626,759

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.